SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

EPIC BANCORP
(Exact name of registrant as specified in its charter)

California	000-50878	68-0175592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Irwin Street, San Rafael California	94901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 526-6400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

On July 12, 2005, Epic Bancorp (the “Company”) announced by press release that the Company was named one of only 38 financial institutions in the United States to receive the prestigious “Sm-All-star” ranking by Sandler O’Neill & Partners LLP.

The press release incorporated herein as Exhibit 99.1 is not filed but furnished pursuant to Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit Number	Description

99.1	Press release dated July 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2005	EPIC BANCORP

/s/ MICHAEL E. MOULTON
Michael E. Moulton, Chief Financial Officer (Principal Financial Officer)

3